*                                                *
Household Finance Corporation
HRSI Funding, Inc.                                       May-99
Household Private Label Credit Card Master Trust      21-Jun-99
II, Series 1994-2
*                                                             *

*** Trust Portfolio Activity Summary ***

Performance Ratios (expressed as a percentage of
Principal Receivables)
   Payment Rate                                          8.596%
   Annualized Gross Cash Yield                          23.661%
   Annualized Default Rate                               8.641%
   Annualized Portfolio Yield                           15.021%

Delinquency status of accounts:
(Gross/Gross)
   30 - 59 days (Del Stat 1) ($)                  43,959,883.98
   30 - 59 days (Del Stat 1) (%)                          3.47%
   60 - 89 days (Del Stat 2) ($)                  22,717,149.21
   60 - 89 days (Del Stat 2) (%)                          1.79%
   90+ days (Del Stat 3+)($)                      76,401,621.14
   90+ days (Del Stat 3+)(%)                              6.03%
        Total ($)                                143,078,654.33
        Total (%)                                        11.30%

Collections
   Principal (discount applied)                   80,703,281.44
   Finance Charge (discount applied)              23,744,759.30
   Other                                                   0.00
   Allocated Recoveries                              214,727.53
   Total                                         104,662,768.27

Aggregate Principal Shortfalls for Group 1                 0.00

Adjustment Payments                                        0.00
Transfer Deposit Amount                                    0.00

Charge-Off Activity
   Defaulted Receivables                           8,749,760.88
   Defaulted Receivables Repurchased Pursuant to           0.00
Article 2.07
   Defaulted Receivables Repurchased Pursuant to           0.00
Article 3.03
   Defaulted Amount                                8,749,760.88

*** Reallocated Investor Finance Charge and
Administrative Collections ***

Reallocated Investor Finance Charge and            1,747,521.11
Administrative Collections
Investor Defaulted Amount                            612,065.59
Series Adjusted Portfolio Yield                         16.030%

*** Class A Invested Percentage Allocations ***

Class A Invested Percentage                         60.2941177%
Fixed Class A Invested Percentage                   82.0000000%

Class A Monthly Interest (Due) [Section 4.08(a)]     222,083.33
Overdue Class A Monthly Interest (Due) [Section            0.00
4.08(a)]
Class A Additional Interest (Due) [Section                 0.00
4.08(a)]
Overdue Class A Additional Interest (Due)                  0.00
[Section 4.08(a)]
Class A Investor Default Amount                      369,039.55
Allocable Servicing Fee (Due) [Section 3]            141,666.67
Previously unpaid Allocable Servicing Fee                  0.00

Class A Required Amount [Section 4.10 (a)]                 0.00
Funding of Class A Required Amount:
     From Excess Reallocated FC&A to Pay Req.              0.00
Amount [Section 4.13(a)]
     From Cash Collateral Account Withdrawls               0.00
[Section 4.14(b)]
     From Subordinated Principal Collections               0.00
[Section 4.15(a)]
     Total ("Funded Class A Required Amount")              0.00

Class A Invested Percentage of Reallocated FC&A    1,053,652.43
[Section 4.11(a)]
Amount that constitutes Excess FC&A [Section         320,862.88
4.11(a)(iv)]
Funded Class A Required Amount                             0.00
Excess Reallocated FC&A to cover previously                0.00
unpaid Allocated Servicing Fee [Section 4.13(g)]
Total Available for Class A Invested Percentage      732,789.55
Allocations

Class A Monthly Interest (Paid)                      222,083.33
Overdue Class A Monthly Interest (Paid)                    0.00
Class A Additional Interest (Paid)                         0.00
Overdue Class A Additional Interest (Paid)                 0.00
Reimb. of Class A Investor Default Amount (Paid)     369,039.55
Allocable Servicing Fee (Paid)                       141,666.67
Previously unpaid Allocable Servicing Fee (Paid)           0.00

Class A Interest Shortfall                                 0.00
Class A Additional Interest Shortfall                      0.00
                                                          0.00%
*** Class B Invested Percentage Allocations ***

Class B Invested Percentage                         26.4705882%
Fixed Class B Invested Percentage                    6.0000000%

Class B Monthly Interest (Due) [Section 4.08(b)]     150,000.00
Overdue Class B Monthly Interest (Due) [Section            0.00
4.08(b)]
Class B Additional Interest (Due) [Section                 0.00
4.08(b)]
Overdue Class B Additional Interest (Due)                  0.00
[Section 4.08(b)]
Class B Investor Default Amount                      162,017.36

Excess current or overdue Class B Monthly
Interest,
  Class B Additional Interest or the cumulative            0.00
Excess Interest
Funding of Excess current or overdue Class B
Monthly Interest,
  Class B Additional Interest or the cumulative
Excess Interest:
     From Excess Reallocated FC&A [Section                 0.00
4.13(c)]
     From Cash Collateral Account Withdrawl                0.00
[Section 4.14(b)]
     From Subordinated Principal Collections               0.00
allocable to the Collateral Invested Amount
[Section 4.15(b)]
     Total Funded                                          0.00

Funding of Class B Investor Default Amount
     From Excess Reallocated FC&A [Section           162,017.36
4.13(d)]
     From Cash Collateral Account Withdrawl                0.00
[Section 4.14(b)]
     From Subordinated Principal Collections               0.00
allocable to the Collateral Invested Amount
[Section 4.15(b)]
     Total Funded                                    162,017.36
                                                              0
Class B Invested Percentage of Reallocated FC&A      462,579.12
[Section 4.11(b)]
Amount that constitutes Excess FC&A [Section         312,579.12
4.11(b)(ii)]
Funded Excess current or overdue Class B Monthly
Interest,
  Class B Additional Interest or the cumulative            0.00
Excess Interest:
Funded Class B Default Amount                        162,017.36
Total Available for Class B Floating Allocations     312,017.36

Class B Monthly Interest (Paid)                      150,000.00
Overdue Class B Monthly Interest (Paid)                    0.00
Class B Additional Interest (Paid)                         0.00
Overdue Class B Additional Interest (Paid)                 0.00
Reimbursement Class B Investor Default Amount        162,017.36
(Paid)

Class B Interest Shortfall                                 0.00
Class B Addtional Interest Shortfall                       0.00

*** Collateral Invested Percentage Allocations
***

Collateral Invested Percentage                      13.2352941%
Fixed Collateral Invested Percentage                12.0000000%

Collateral Monthly Interest (Due) [Section            59,212.50
4.08(c)]
Overdue Collateral Monthly Interest (Due)                  0.00
[Section 4.08(c)]
Collateral Additional Interest (Due) [Section              0.00
4.08(c)]
Overdue Collateral Additional Interest (Due)               0.00
[Section 4.08(c)]
Collateral Investor Default Amount                    81,008.68

Collateral Invested Percentage of Reallocated        231,289.56
FC&A [Section 4.11(b-1)]
Amount that constitutes Excess FC&A [Section         231,289.56
4.11(b-1)]
From Excess Reallocated FC&A to Fund Collateral 140,221.18 Investor Default Amount [Section 4.13(h)]
Total Available for Collateral Invested              140,221.18
Percentage Allocations

Collateral Monthly Interest (Paid)                    59,212.50
Overdue Collateral Monthly Interest (Paid)                 0.00
Collateral Additional Interest (Paid)                      0.00
Overdue Collateral Additional Interest (Paid)              0.00
Reimbursement of Collateral Default Amount            81,008.68
(Paid)

Collateral Interest Shortfall                              0.00
Collateral Additional Interest Shortfall                   0.00

Series 1994-2 Monthly Interest
    Collateral Rate Cap                              8.6074074%
    Collateral Monthly Interest (Subject to           59,212.50
Collat. Rate Cap)
    Series 1994-2 Monthly Interest                   431,295.83

*** Reimbursement of Shortfalls ***

Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
      Excess Class A Reallocated FC&A [Section       320,862.88
4.11(a)(iv)]
      Excess Class B Reallocated FC&A [Section       312,579.12
4.11(b)(ii)]
      Excess Collateral Interest Reallocated         231,289.56
FC&A [Section 4.11(b-1)]
         Total                                       864,731.56
  Uses of Excess Reallocated FC&A Collections
[Section 4.13]
    Allocated to Class A Required Amount                   0.00
[Section 4.13(a)]
    Allocated to reimburse Class A Investor                0.00
Charge-Offs [Section 4.13(b)]
    Allocated to pay current or overdue Class B
Monthly
        Interest, Class B Additional Interest or
the Cumulative
        Excess Interest Amount [Section 4.13(c)]           0.00
    Allocated to fund the Class B Investor           162,017.36
Default Amount [Section 4.13(d)]
    Allocated to reimburse Class B Invested                0.00
Amount reductions [Section 4.13(e)]
    Allocated to Collateral Monthly Interest          59,212.50
[Section 4.13(f)]
    Allocated to unpaid Allocated Servicing Fee            0.00
from previous periods [Section 4.13(g)]
    Allocated to fund the Collateral Default          81,008.68
Amount [Section 4.13(h)]
    Allocated to reimburse Collateral Invested             0.00
Amount reductions [Section 4.13(i)]
    Allocated to the Cash Collateral Account               0.00
[Section 4.13(j)]
    Allocated pursuant to the Collateral             562,493.02
Agreement [Section 4.13(k)]

Subordinated Principal Collections [Section        9,889,177.38
4.15]
   Allocated to Class A Required Amount [Section           0.00
4.15(a)]
   Allocated to pay current or overdue Class B
Monthly
        Interest, Class B Additional Interest or
the Cumulative
        Excess Interest Amount [Section 4.15(b)]           0.00
    Allocated to fund the Class B Investor                 0.00
Default Amount [Section 4.15(c)]


*** Amortization Allocations ***

Accumulation Period Determination
    Required Aggregate Accumulation Amount        20,000,000.00
    Accumulation Period Amount                             0.00
    Accumulation Period Length                             2.00
         Accumulation Period?                                NO
Amortization Events
   Three Month Average Series Adjusted Portfolio  Not Triggered
Yield Test
   Other Amortization Events                      Not Triggered
Transaction Period                                 Cont. Amort.

Principal Allocation Percentage                     93.4262697%

Available Investor Principal Collections
     Investor Principal Collections               22,448,404.12
     Subordinated Principal Collections                    0.00
     Series Allocable Miscellaneous Payments               0.00
     Series 1994-2 Excess Principal Collections            0.00
     [Subordinated Series Reallocated Principal            0.00
Collections]
  Available Investor Principal Collections        22,448,404.12

Collateral Principal Collections                   3,069,737.85

Class A Controlled Amortization Amount            17,083,333.33
Class A Controlled Distribution Amount            17,083,333.33
Class A Monthly Principal (Due) [Section          17,083,333.33
4.09(a)]
Class A Monthly Principal (Paid)                  17,083,333.33
Class A Deficit Controlled Amortization Amount             0.00

Total Available to Pay Class B Monthly Principal  28,434,808.64
Class B Controlled Amortization Amount                     0.00
Class B Controlled Distribution Amount                     0.00
Class B Monthly Principal (Due) [Section                   0.00
4.09(b)]
Class B Monthly Principal (Paid)                           0.00
Class B Deficit Controlled Amortization Amount             0.00

Available Investor Prin. Collecions (after         5,365,070.79
paying A &B)

Collateral Monthly Principal (Due) [Section                0.00
4.09(c)]
Collateral Monthly Principal (Paid)                        0.00

Series 1994-2 Principal Shortfall                          0.00
Trust Excess Principal Collections                 8,434,808.64


*** Funding Accounts ***

Principal Funding Account deposit                          0.00
Withdraw of Funded Deficit Controlled                      0.00
Amortization Amount
Withdraw of Excess (Paid to Seller)                        0.00
Principal Funding Account Balance                 20,000,000.00

Funded Deficit Controlled Amortization Amount              0.00

[ Class B Principal Funding Account deposits               0.00
 Principal Distributed to Class B                          0.00
Certificateholders
 Class B Principal Funding Account Balance                  N/A

 Class A Interest Payment/Deposit
   from Collection Account                           222,083.33
   from Principal Funding Account                          0.00
   Paid to Class A Certificateholders                222,083.33
   Interest Funding Account Balance                        0.00

 Class B Interest Payment/Deposit
   from Collection Account                           150,000.00
   from Principal Funding Account                          0.00
   Paid to Class B Certificateholders                150,000.00
   Interest Funding Account Balance]                       0.00

Class A Investor Charge-Offs                               0.00
Reimbursement of Class A Investor Charge-Offs              0.00
Cumulative Unreimbursed Class A Investor Charge-           0.00
Offs

Reduction of Class B Invested Amount (Other than           0.00
Class B ICO)
Class B Investor Charge-Offs                               0.00
Reimbursement of Class B Investor Charge-Offs              0.00
Cumulative Unreimbursed Class B Investor Charge-           0.00
Offs and Reductions

Reduction of the Collateral Invested Amount                0.00
(Other than Collateral CO)
Collateral Charge-Offs                                     0.00
Reimbursement of Collateral Invested Amount                0.00
reductions
Cumulative Unreimbursed Collateral Invested                0.00
Amount Reductions
Previous month's ending Collateral Invested       11,250,000.00
Amount
Current Month's ending Collateral Invested        11,250,000.00
Amount

Unpaid current Allocated Servicing Fee                     0.00
Reimbursement of unpaid Allocated Servicing Fee            0.00
Cumulative unreimbursed unpaid Allocated Serving           0.00
Fee

Total Distributions to Class A, B, CIA            18,126,694.75
(principal and interest and defaults)

*** Receivables Outstanding & Invested Amounts
***

Principal Receivables outstanding [Last Month]   1,215,114,339.
                                                             09
Average Principal outstanding based upon         1,215,114,339.
additional accounts                                          09
Principal Receivables outstanding [End of Month] 1,150,335,771.
                                                             85
Finance Charge and Administrative Receivables    116,378,828.04
outstanding

Class A Invested Amount                           17,083,333.37
Class B Invested Amount                           22,500,000.00
Collateral Invested Amount                        11,250,000.00
Invested Amount                                   50,833,333.37

Series Adjusted Invested Amount                  375,000,000.00
    Revolving or Accumulation Period             375,000,000.00
    Controlled Amortization  Period              375,000,000.00
        Seller Specified Numerator                         0.00
        125% Amount                                        0.00
    Early Amortization  Period                              N/A

Series Required Seller Amount                     37,500,000.00
Required Collateral Amount                        11,250,000.00
Available Collateral Amount                       11,250,000.00

Class A Certificate Balance                       17,083,333.37
Class B Certificate Balance                       22,500,000.00


*** Cash Collateral Account ***

Cash Collateral Account [Section 4.14]
   Begin Balance                                           0.00
   Deposit of Excess Collections                           0.00
   Withdrawal Amounts [Section 4.14 (b)]
      For Class A Required Amount                          0.00
      To reimburse Class A Investor Charge-Offs            0.00
      To pay current or overdue Class B Monthly
          Interest, Class B Additional Interest
or the Cumulative
          Excess Interest Amount                           0.00
      To fund the Class B Investor Default                 0.00
Amount
      To reimburse Class B Invested Amount                 0.00
reductions
             Total                                         0.00
   Deposit of Collateral Monthly Principal                 0.00
   Net Available                                           0.00
   Required Cash Collateral Amount                         0.00
   Collateral Surplus                                      0.00
   Cash Collateral Account Surplus                         0.00
   End Balance                                             0.00

Collateral Surplus (Prime)                                 0.00
Cash Collateral Account Surplus (Prime)                    0.00















































































 *'                                               *'
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust      21-Jun-99
II, Series 1994-2
 *                                                *
CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest          56.277778
   2. Principal distribution per $1,000 interest      55.555556
   3. Interest distribution per $1,000 interest        0.722222

B. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                      104,662,768.27
      (b) Collections of Finance Charge &         23,959,486.83
Administrative Receivables
      (c) Collections of Principal                80,703,281.44

   2. Allocation of Receivables
      (a) Class A Invested Percentage               60.2941177%
      (b) Principal Allocation Percentage           93.4262697%

   3. Class A Principal
      (a) Total Amount Paid / Deposited to
          Principal Funding Account                        0.00
      (b) Total amount on deposit in Principal
          Funding Account                         20,000,000.00

   4. Delinquent Balances
(Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($)        43,959,883.98
                                    (%)                   3.47%
      (b) 60 - 89 days (Del Stat 2) -- ($)        22,717,149.21
                                     (%)                  1.79%
      (c) 90+ days (Del Stat 3+) -- ($)           76,401,621.14
                                                          6.03%
(%)

   5. Class A Investor Default Amount                369,039.55


CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any,
for the Distribution
          Date(s) with respect to the Payment          0.000000
Date
      (b) The amount of Item 6(a) per $1,000           0.000000
interest
      (c) Total reimbursed to Trust in respect
of Class A
          Investor Charge-Offs                         0.000000
      (d) The amount of Item 6(c) per $1,000           0.000000
interest
      (e) The amount, if any, by which the
outstanding principal
          balance of the Class A Certificates
exceeds the Class A
          Invested Amount as of the end of such        0.000000
Payment Date

   7. Allocable Servicing Fee paid for the
Distribution
      Date(s) with respect to the Payment Date       141,666.67

   8. Deficit Controlled Amortization Amount for           0.00
such Payment Date

C. Class A Pool Factor                               0.05555556

D. Receivables Balances

   1. Principal Receivables as of close of
business on the last day
      of the preceding Due Period              1,150,335,771.85

   2. Finance Charge and Administrative
Receivables as of the close
      of business on the last day of the         116,378,828.04
preceding Due Period

E. Class B Certificates

   1. Class B Invested Amount as of the end of    22,500,000.00
the Payment Date

   2. Available Collateral Invested Amount as of  11,250,000.00
the end of the Payment Date



 *                                                *
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust
II, Series 1994-2
 *                                                *
CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest           6.666667
   2. Principal distribution per $1,000 interest       0.000000
   3. Interest distribution per $1,000 interest        6.666667

B. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                      104,662,768.27
      (b) Collections of FC&A                     23,959,486.83
      (c) Collections of Principal                80,703,281.44

   2. Allocation of Receivables
      (a) Class B Invested Percentage               26.4705882%
      (b) Principal Allocation Percentage           93.4262697%

   3. Class B Principal
      (a) Total Amount Paid / Deposited to
          the Principal Funding Account                     N/A
      (b) Total amount on deposit in Principal
          Funding Account                                   N/A

   4. Delinquent Balances
(Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($)        43,959,883.98
                                    (%)                   3.47%
      (b) 60 - 89 days (Del Stat 2) -- ($)        22,717,149.21
                                     (%)                  1.79%
      (c) 90+ days (Del Stat 3+) -- ($)           76,401,621.14
                                                          6.03%
(%)

   5. Class B Investor Default Amount                162,017.36


CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other
reductions, if any,
          for the Distribution Date(s) with
respect to the
          Payment Date                                 0.000000
      (b) The amount of Item 6(a) per $1,000           0.000000
interest
      (c) Total reimbursed to Trust in respect
of Class B
          Investor Charge-Offs and other               0.000000
reductions
      (d) The amount of Item 6(c) per $1,000           0.000000
interest
      (e) The amount, if any, by which the
outstanding principal
          balance of of the Class B Certificates
exceeds the Class B
          Invested Amount as of the end of such        0.000000
Payment Date

   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at
close of business
          on the Payment Date                          0.000000
      (b) Available Cash Collateral Amount as a
percent of the
          Class B Invested Amount, each at close
of business on the
          Payment Date                                    0.00%

   8. Available Collateral Invested Amount        11,250,000.00

   9. Deficit Controlled Amortization Amount for           0.00
such Payment Date

C. Class B Pool Factor                               1.00000000

D. Receivables Balances

   1. Principal Receivables as of close of
business on the last day
      of the preceding Due Period              1,150,335,771.85

   2. Finance Charge and Administrative
Receivables as of the close
      of business on the last day of the         116,378,828.04
preceding Due Period